UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     November 29, 2012

     MANAGED FUTURES PREMIER ABINGDON L.P.
(Exact name of registrant as specified in its charter)

   New York                                                                          000-53210                                                                          20-3845005
(State or other                                                                      (Commission File                                                                     (IRS Employer
jurisdiction of                                                                           Number)                                                 Identification No.)
incorporation)

c/o Ceres Managed Futures LLC
522 Fifth Avenue - 14th Floor
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                 (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On November 29, 2012, the registrant’s third amended and restated limited partnership agreement (the “Prior Agreement”) was amended and restated (the “Fourth Amended and Restated Limited Partnership Agreement”) to (i) amend Paragraph 6 of the Prior Agreement and (ii) change the name of the registrant.

The Fourth Amended and Restated Limited Partnership Agreement is filed herewith as Exhibit 3.2.

Item 5.03  Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

Change to the Registrant’s Name

The registrant’s name was changed from “Abingdon Futures Fund L.P.” to “Managed Futures Premier Abingdon L.P.” on November 29, 2012.

The general partner of the registrant filed with the Secretary of the State of New York a Certificate of Amendment to the Certificate of Limited Partnership for the registrant noting the change in name of the registrant on November 29, 2012.

The Amendment to the Certificate of Limited Partnership is filed herewith as Exhibit 3.1.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Limited Partnership of Abingdon Futures Fund L.P. dated November 27, 2012
3.2	Fourth Amended and Restated Limited Partnership Agreement dated November 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED FUTURES PREMIER ABINGDON L.P.

By: Ceres Managed Futures LLC, General Partner

By  /s/  Walter Davis
Walter Davis
      President and Director

Date:  December 5, 2012

December 5, 2012

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:           Managed Futures Premier Abingdon L.P.
(formerly Abingdon Futures Fund L.P.)
Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Managed Futures Premier Abingdon L.P. (formerly Abingdon Futures Fund L.P.) and pursuant to Rule 13a-11 promulgated by the Securities and Exchange Commission (the “Commission”),
we transmit herewith for filing with the Commission via EDGAR a Current Report on Form 8-K pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder.

Should members of the Commission’s staff have any questions or comments with respect to this filing, please contact the undersigned at (212) 728-8945.

Very truly yours,

/s/  James Lippert

James Lippert

cc:  Todd Hand, Esq. (Morgan Stanley Smith Barney LLC)
Rita M. Molesworth, Esq. (Willkie Farr & Gallagher LLP)